SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 7, 2007

Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated in this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 7, 2007, our operating partnership, First Potomac Realty Investment Limited Partnership, entered into a $50 million secured term loan agreement, dated August 7, 2007 (the “Term Loan Agreement”) with KeyBank National Association (“KeyBank”). The term loan has a three-year term with a one-year extension option and can be increased to $100 million under certain circumstances. The term loan is secured by our ownership interests in, and distributions from, a pool of sixteen (16) properties that currently have first mortgage debt. Pursuant to the Term Loan Agreement, the term loan provides for an interest rate spread of 70 to 125 basis points over LIBOR depending on our overall leverage level. As part of the transaction, the Company paid KeyBank a commitment fee of $300,000.
The Term Loan Agreement contains customary events of default, including among others, nonpayment of principal or interest; material inaccuracy of representations and failure to comply with our covenants. If an event of default occurs and is continuing under the Term Loan Agreement, the entire outstanding balance may become immediately due and payable.
The foregoing description of certain terms of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
On August 7, 2007, we issued a press release announcing that we entered into a new $50 million secured term loan with KeyBank. A copy of the release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Secured Term Loan Agreement, dated as of August 7, 2007, by and between First Potomac Realty Investment Limited Partnership and KeyBank National Association.

99.1	Press release dated August 7, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
August 10, 2007	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
10.1	Secured Term Loan Agreement, dated as of August 7, 2007, by and between First Potomac Realty Investment Limited Partnership and KeyBank National Association.

99.1	Press release dated August 7, 2007.